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EXHIBIT 99.3


        CERTIFICATION OF CHIEF FINANCIAL OFFICER OF HYPERCOM CORPORATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I certify that: (i) the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of Hypercom Corporation (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hypercom Corporation.


                                                By: /s/ John W. Smolak
                                                -----------------------
                                                John W. Smolak
                                                Chief Financial Officer
                                                November 13, 2002